[logo - American FundsSM]

The right choice for the long termSM

American High-Income Trust

Understanding the value of a high-yield bond fund

Annual report for the year ended September 30, 2002

[cover: close-up of pencil lying on accounting balance sheet]

AMERICAN HIGH-INCOME TRUSTSM

American High-Income Trust is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

Contents
1                 Letter to shareholders; Results at a glance
3                 Chart: The value of a long-term perspective
4                 Feature: Understanding the value of a high-yield bond fund
9                 Our multiple portfolio counselor system: A unique
                  management approach
10                Investment portfolio
36                Board of Trustees and officers
Back cover        What makes American Funds different?

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 3 for Class A share results with sales charges deducted. Results for other share classes can be found on page 35.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States involves additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.

[Begin Sidebar]
Much of what drove stock prices lower beginning last spring was particularly hard on companies with less than investment-grade ratings.
[End Sidebar]

FELLOW SHAREHOLDERS:

A number of factors came together to make fiscal 2002 a disappointing year for the high-yield bond market and American High-Income Trust in particular. Economic weakness, reduced corporate earnings, diminished access to capital, rapidly eroding credit ratings and a series of high-profile scandals and defaults all served to pull down prices.

In that difficult environment, American High-Income Trust reported a total return of -5.9% for the 12 months ended September 30, assuming the reinvestment of monthly dividends totaling $1.08 a share. Shareholders who reinvested those dividends received an income return of 10.0% for the year.

Those results compare with a 3.2% decline (including dividend reinvestment) for the Lipper High Yield Bond Funds Index, and a 2.8% gain for the Credit Suisse First Boston High Yield Bond Index. We trailed both indexes mainly due to our overweighting in wireless telecommunications bonds, which were hit particularly hard this period. The Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index, which measures high-quality bond markets including Treasuries, posted an 8.4% return as an increasing number of investors sought safety from the volatile equity markets. The latter two indexes are unmanaged and include no expenses.

Shareholders who elected to take dividends in cash received an income return of 9.6%, while the value of their shares declined 14.7%.

THE YEAR IN REVIEW

The fund began the year in a difficult period of unsettled financial markets following the September 11 terrorist attacks. Depending on the time period, high-yield bonds sometimes fluctuate more in step with stocks than investment-grade bonds, and other times they move more in line with investment-grade bonds than stocks. During the past year, they fluctuated more in line with stocks. Much of what drove stock prices lower beginning last spring, however, was particularly hard on companies with less than investment-grade ratings. In fact, after the integrity of several major companies was put in doubt for using questionable accounting to hide the full extent of their debt, many relatively healthy companies were punished along with them.

[Begin Sidebar]
RESULTS AT A GLANCE
Total returns for periods ended September 30, 2002, with all distributions reinvested.

                                                                                           5 years         10 years
                                                                         1 year          annualized       annualized
RETURNS

American High-Income Trust                                               -5.88%            +0.19%           +5.68%

Lipper High Yield Bond Funds Index                                       -3.20             -2.67            +4.19

Credit Suisse First Boston High Yield Bond Index                         +2.85             +0.60            +6.07

Salomon Smith Barney Broad
Investment-Grade (BIG) Bond Index                                        +8.37             +7.81            +7.39

30-DAY RATES (AS OF OCTOBER 31,   2002)

Yield based on Securities and Exchange
Commission formula                                                                                          10.34%

Distribution rate based on
maximum offering price                                                                                      10.38

Distribution rate based on
net asset value                                                                            10.78

The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

[End Sidebar]

[Begin Sidebar]
The economic downturn and loss of investor confidence have created unusual opportunities for long-term investments, which we are evaluating on an issuer-by-issuer basis.
[End Sidebar]

In the aftermath of their rapid expansion in the late 1990s, wireless companies were among those hardest hit both by slower growth and concerns about access to credit. We believe, however, that some wireless industry bonds provide attractive values as many of the companies have solid business fundamentals and adequate liquidity to complete their networks.

Some of the fund's cable and media holdings also struggled during the period, due to concerns of slower growth. We believe the setbacks should be temporary, however, because many of these bonds have been issued by companies with solid balance sheets and strong future prospects.

Bolstering the fund have been its holdings in areas that have avoided liquidity or accounting problems, including casinos and hotels, the fund's fourth-largest sector, as well as consumer products and industrials.

STAYING FOCUSED ON THE LONG TERM

The current economic downturn and general loss of investor confidence has affected the high-yield market rather indiscriminately, creating unusual opportunities for long-term investments. Our portfolio counselors rely on our own thorough research to look beyond the immediate market environment and make investments on an issuer-by-issuer basis.

For a better understanding of the value of a high-yield bond fund and where it fits in a diversified portfolio, please see the feature article beginning on page 4 of this report.

We thank you for your patience and continued support during this difficult period.

Cordially,
/s/ Paul G. Haaga, Jr.                  /s/ David C. Barclay
Paul G. Haaga, Jr.                      David C. Barclay
Chairman of the Board                   President

November 14, 2002

THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2002, the end of its latest fiscal year. As you can see, that $10,000 grew to $28,442 with all distributions reinvested.

[mountain chart]

                                  Credit Suisse       Lipper High        Salomon Smith
                                  First Boston        Yield Bond         Barney Broad             Consumer
Year       American High-         High Yield          Funds              Investment-Grade         Price Index      Original
Ended      Income Trust(2)        Index(1)            Index(1),(3)       Bond Index(1)            (inflation)(4)   Investment
1988(*)    $10,182                $10,446             $10,475            $10,222                  $10,328          $10,000

1989       $11,189                $11,026             $10,935            $11,367                  $10,776          $10,000

1990       $10,735                $10,046             $9,570             $12,237                  $11,440          $10,000

1991       $13,873                $13,757             $12,290            $14,198                  $11,828          $10,000

1992       $16,376                $16,572             $15,132            $15,999                  $12,181          $10,000

1993       $18,764                $19,171             $17,473            $17,627                  $12,509          $10,000

1994       $19,066                $19,831             $17,899            $17,063                  $12,879          $10,000

1995       $21,604                $22,617             $20,178            $19,461                  $13,207          $10,000

1996       $24,570                $25,053             $22,644            $20,423                  $13,603          $10,000

1997       $28,176                $28,992             $26,120            $22,406                  $13,897          $10,000

1998       $27,491                $28,841             $25,688            $24,975                  $14,103          $10,000

1999       $29,721                $29,979             $27,037            $24,908                  $14,474          $10,000

2000       $31,295                $30,555             $27,021            $26,632                  $14,974          $10,000

2001       $30,218                $29,049             $23,569            $30,110                  $15,371          $10,000

2002       $28,442                $29,876             $22,814            $32,632                  $15,603          $10,000

[end chart]

*For the period February 19 through September 30, 1988.

1The index is unmanaged and does not reflect sales charges, commissions or expenses.

2Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000. No adjustment has been made for income or capital gain taxes.

3Calculated by Lipper, at net asset value.

4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002:
                                           1 year           5 years     10 years
CLASS A SHARES
  Reflecting 3.75% maximum sales charge    -9.41%           -0.57%        +5.27%

Results for other share classes can be found on page 35. For the most current investment results, please refer to americanfunds.com Please see page 37 for important information about other share classes.

UNDERSTANDING THE VALUE OF A HIGH-YIELD BOND FUND

[photograph: close-up of magnifying glass laying on the stock market prices of a newspaper]

Investing in high-yield bonds is essentially a process of balancing risk against the prospects of receiving a higher return.

After two difficult years during which the average high-yield bond fund measured by Lipper lost a cumulative 11.0% of its value and American High-Income Trust declined by 9.1%,1 we thought it was a good time to re-examine the merit of such funds in a diversified investment portfolio. At the same time, we will look at the special value American High-Income Trust's unique portfolio management system and research effort can add to finding the best opportunities in the high-yield bond universe.

1 For the period ended September 30, 2002. Fund results include distributions reinvested.

THE NATURE OF THE HIGH-YIELD SECURITIES MARKET

Investing in high-yield bonds is essentially a process of balancing risk against the prospects of receiving a higher return (both in income and potential for appreciation). "Typically, high-yield bond funds provide more income than investment-grade bond funds, but with greater risk to principal," says David Barclay, president of American High-Income Trust.

High-yield bonds pay higher interest rates because they are issued by companies that do not qualify for an investment-grade rating by one of the leading credit-rating agencies. Companies are rated based on the agency's opinion of the issuer's ability to make scheduled interest and principal payments. Issuers with a greater risk of default are rated below investment grade.

High-yield securities have a combination of equity and bond risk. They react to how well the issuer's business is doing, and also to external factors such as general economic trends and investor confidence as reflected in stock market activity.

There is, however, a fundamental difference when it comes to investing in high-yield bond funds versus equity funds. "High-yield bond investors are creditors, not shareholders," explains Jennifer Hinman, one of the fund's research analysts. "The company has an obligation to pay you as a creditor that it does not have to a shareholder. You may benefit in similar ways as an equity investor -- including the potential for capital appreciation -- but you have some downside protection because you are a lender, not an owner."

In other words, a company must pay bondholders interest and principal if it has the earnings to do so. A stockholder's investment, on the other hand, will fluctuate according to market sentiment. Furthermore, in the event of bankruptcy, bondholders have priority over stockholders in the claim on corporate assets, and therefore are more likely to receive payment.

[Begin Sidebar]
COMPARING MARKET CYCLES

A good test of a mutual fund is how it does over a full market cycle -- for example, from market high to market high or market low to market low. Here are total returns, with distributions reinvested, for American High-Income Trust and the S&P 500 over the most recent stock market cycle, plus the period from market high to market low.

                                                Low-to-low      High-to-low
                                               8/31/98-10/9/02 3/24/00-10/9/02

American High-Income Trust                        + 0.2%          -11.4%
S&P 500 Composite Index                           -14.3%          -47.4%
[End Sidebar]

[Begin Sidebar]
INCOME
[photo: jar with coins]
Typically, high-yield bond funds provide more income than investment-grade bond funds, but with greater risk to principal.
[End Sidebar]

Another difference: The higher interest rates paid by the issuers can also translate into a larger stream of dividend income. In the case of American High-Income Trust, that dividend stream has been consistently above that of the average investment-grade bond fund, as measured by Lipper. Today, that yield advantage is larger than it has ever been.

THE IMPACT OF INTEREST RATES AND THE STOCK MARKET

Like investment-grade bonds, high-yield bond prices usually move in the opposite direction of interest rates. Rising yields typically cause bond prices to decline, while declining rates cause prices to rise.

High-yield securities, however, are more influenced by credit risk than interest-rate risk. Hence, a declining stock market, sluggish economy, slowdown in corporate earnings and questions about accounting practices have put downward pressure on the prices of many high-yield bonds, despite dropping interest rates. On the other hand, an upturn in equity prices, economic activity and earnings could likely benefit the high-yield market more than a general rise in interest rates would hurt it.

"A likely scenario right now is to have a growing economy and flat-to-rising interest rates," says David. Even with rising interest rates, he adds, high-yield corporate bonds will probably do better than Treasury bonds and investment-grade corporate bonds as long as the economy is healthy. The reason:
Companies with below-investment-grade bonds have a much easier time improving their balance sheets when business is expanding. An improvement in their financial condition can help to offset the impact of increased interest rates.

THE KEY ROLES OF RESEARCH AND PROFESSIONAL MANAGEMENT

Successful investing in the high-yield market requires an understanding of a company's business and the factors that will affect it in the years ahead. That is why high-yield bond investors are better off investing in a mutual fund rather than individual bonds.

[Begin Sidebar]
COMPARING YIELDS

How American High-Income Trust's yield compares to investment-grade bond funds [bar chart]
Year     American High-        Corporate A Rated       Rate of
         Income Trust (1)      Debt Funds (1)          Inflation (2)

1989     11.39%                 8.52%                   4.3%
1990     13.41                  8.62                    6.2
1991     10.93                  7.76                    3.4
1992      9.10                  7.03                    3.0
1993      8.59                  6.32                    2.7
1994      8.66                  6.71                    3.0
1995      9.27                  6.24                    2.5
1996      8.83                  6.24                    3.0
1997      7.90                  6.04                    2.2
1998      9.54                  5.59                    1.5
1999      9.62                  5.73                    2.6
2000     10.08                  5.95                    3.5
2001     10.94                  5.53                    2.6
2002     11.23                  4.94                    1.5
[end chart]

1  12-month yield at net asset value as measured by Lipper
2  Source: Consumer Price Index, U.S. Dept. of Labor, Bureau of Labor Statistics


[End Sidebar]

[Begin Sidebar]
DIVERSIFICATION
[photo: close-up of pencils]
Owning a diverse group of holdings provides some cushion against the problems that can develop with individual issuers, such as non-payments, credit downgrades and defaults.
[End Sidebar]

"We take a long-term approach to finding and holding onto the best values to meet investment goals," says David. "The key is to find companies that can weather difficult environments and make it through various business and market cycles."

Many factors enter into identifying the best investment opportunities, including the ability to measure the financing options an issuer may have if business goals are not met. Investment-grade issuers typically have a number of options when there is a financial setback, including the opportunity to increase their debt load, though that may result in a lowering of their investment-grade rating. Many high-yield issuers, on the other hand, do not have that option. "This just means you need to understand in a lot more detail how the company makes money and what the options are if things go wrong," says research analyst Marc Linden.

When evaluating an investment, Marc says he looks for the company's ability to meet its debt obligations. "By definition, high-yield companies are more leveraged than the average investment-grade company. I want to know how the operations of the business are going to support its debt load," he says. "How will they pay the principal and interest back on debt over a three- to five-year period?"

Capital Research and Management Company, adviser to the American Funds, has 14 fixed-income analysts who focus all or a portion of their time on the high-yield market. They also interact with the equity analysts who are part of the effort that Capital Research puts into managing the funds' portfolios.

THE VALUE OF MULTIPLE PERSPECTIVES

Investors in the fund also benefit from the many perspectives brought to bear on choosing investments for American High-Income Trust. American Funds has a unique system of multiple portfolio counselors who interact with each other and the analysts, but then manage portions of the portfolio independently.

American High-Income Trust has three counselors, each of whom has more than 10 years of experience. They enjoy the advantage of being able to invest based on their best individual beliefs in accordance with fund objectives, and can focus on the sectors of the market they know best. The fourth portion of the fund is managed by a group of the research analysts who bring their expertise and strongest convictions directly to bear on fund results.

THE IMPORTANCE OF DIVERSIFICATION

Perhaps the most fundamental tool for managing risk is diversification. Owning a diverse group of holdings provides some cushion against the problems that can develop with individual issuers, such as non-payments, credit downgrades and defaults.

Because high-yield bonds are typically sold in blocks of $100,000 or more, a mutual fund provides greater diversification than an individual could likely achieve. American High-Income Trust, for example, holds more than 500 bonds, representing a broad cross-section of businesses.

[Begin Sidebar]
RESEARCH
[photo: person working on a laptop computer]
The key is to find companies that can weather difficult environments. [End Sidebar]

"In a difficult market environment, there will be a certain number of companies that default, sometimes due to factors that can't be anticipated such as banks curtailing credit to a particular sector, regulatory changes or outright fraud," says Jennifer. "In these instances, diversification can make a difference to overall results."

On the other side of the coin, American High-Income Trust's analysts and portfolio counselors are always looking for companies or industries that may be temporarily out of favor or that have strengths not apparent to others. These are some of the best opportunities for appreciation as the issuer's success becomes clearer and perhaps the bonds are upgraded to a higher rating.

KEEPING AN EYE ON THE LONG TERM

Over the past year, many companies have been unfairly penalized as a result of the negative environment, particularly those that carry substantial debt. "Our job is to find those companies that can support their debt obligations," says Marc. "We continue to focus on strong fundamental research and the selection of securities on an issuer-by-issuer basis."

Maintaining a long-term perspective is important. Although American High-Income Trust has trailed comparable funds recently, it has given investors a relatively quiet ride compared to the recent volatility in equities markets. Measuring the current market cycle from its low on August 31, 1998, to its new low on October 9, 2002, American High-Income Trust gained 0.2%, compared to a 14.3% decline for Standard & Poor's 500 Composite Index. Measuring the market cycle from its high on March 24, 2000, to its low on October 9, 2002, American High-Income Trust declined by 11.4%, compared to the S&P 500's 47.4% loss.

"This has been a cleansing period," says Jennifer. "What will ultimately come out of this period will be better capital structures, better companies and better disclosure to investors. When this market correction is over, it will be a stronger investing environment for everyone."

A UNIQUE MANAGEMENT SYSTEM



American High-Income Trust is managed in a unique fashion -- as are all American Funds -- using a method we call the multiple portfolio counselor system. Each individual in the group is entrusted with a segment of the portfolio to manage as he or she deems appropriate, within the objective of the fund. What makes the system special is that it enables counselors to consult with each other, yet follow their own highest convictions.

It also provides for diverse viewpoints and leads to consistent results. Transition of fund management from one generation to the next becomes almost seamless. Another segment of the fund, as shown in the pie chart, is managed directly by the fund's research analysts, each contributing to the portfolio in his or her own area of expertise. Those contributions, in turn, signal to counselors the degree of an analyst's conviction.

[ilustration of a pie with four segments, one segment highlighted to show research analysts' segment]
[Begin Caption]
research analysts
[End Caption]
Sizes of portfolio segments shown do not reflect actual asset allocations.

[photo: David C. Barclay]
[Begin Caption]
David C. Barclay, Los Angeles
21 years of investment experience
[End Caption]

[photo: Abner D. goldstine]
[Begin Caption]
Abner D. Goldstine, Los Angeles
50 years of investment experience
[End Caption]

[photo: Susan M. Tolson]
[Begin Caption]
Susan M. Tolson, Los Angeles
14 years of investment experience
[End Caption]

AMERICAN HIGH-INCOME TRUST
September 30, 2002



INVESTMENT PORTFOLIO:
[pie chart]
U.S. corporate bonds                  74.8   %
Non-U.S. corporate bonds              11.3
U.S. government obligations            2.2
Non-U.S. government bonds              1.4
Common stocks & warrants               0.8
Cash & equivalents                     9.5
[end chart]

TEN LARGEST HOLDINGS          Percent of net assets
Nextel Communications                 3.33   %
Charter Communications                2.78
Sprint Capital                        2.60
Solectron                             1.98
AT&T Wireless                         1.92
Crown Castle                          1.73
Nextel Partners                       1.65
Allied Waste North America            1.62
American Tower                        1.51
Georgia-Pacific                       1.41





                                                                                                                        Market
                                                                                            Principal amount             value
Bonds, notes & equity securities                                                                        (000) or shares  (000)

MEDIA  -  15.39%
Charter Communications Holdings, LLC:
10.00% 2009                                                                                          $ 6,500          $ 4,127
10.75% 2009                                                                                            4,450            2,826
0%/11.75% 2010 (1)                                                                                    23,650            9,696
0%/9.92% 2011 (1)                                                                                     25,750           11,716
11.125% 2011                                                                                          17,200           11,008
0%/11.75% 2011 (1)                                                                                    85,210           30,250
0%/13.50% 2011 (1)                                                                                    33,250           11,804
Charter Communications Holdings Capital Corp.:
10.00% 2011                                                                                            5,000            3,175
0%/12.125% 2012 (1)                                                                                   28,125            9,141
Charter Communications, Inc. 4.75% convertible notes 2006                                             26,900           11,736
Avalon Cable Holdings LLC 0%/11.875% 2008 (1)                                                         10,875            8,319
Young Broadcasting Inc.:
Series B, 9.00% 2006                                                                                  11,367           10,742
Series B, 8.75% 2007                                                                                  15,802           14,301
10.00% 2011                                                                                           25,127           22,803
Fox Family Worldwide, Inc.:
9.25% 2007                                                                                            10,840           11,355
10.25% 2007                                                                                           21,898           23,075
Gray Communications Systems, Inc.:
9.25% 2011                                                                                            23,675           24,267
Series C, 8.00 % convertible preferred 2012 (2) (3) (4)                                           300 shares            2,676
Chancellor Media Corp. of Los Angeles:
Series B, 8.75% 2007                                                                                 $ 5,450            5,641
8.00% 2008                                                                                             8,500            8,797
Clear Channel Communications, Inc.:
7.25% 2003                                                                                             3,500            3,559
6.00% 2006                                                                                             6,500            6,463
Liberty Media Corp.:
7.75% 2009                                                                                             4,000            4,169
7.875% 2009                                                                                            8,000            8,390
8.25% 2030                                                                                            12,450           11,973
Antenna TV SA:
9.00% 2007                                                                                            12,450            9,337
9.75% 2008                                                                              Euro          20,750           14,756
Cinemark USA, Inc.:
Series B:
8.50% 2008                                                                                           $ 2,000            1,780
9.625% 2008                                                                                           18,450           17,251
Series D, 9.625% 2008                                                                                  4,290            3,990
Emmis Communications Corp. 0%/12.50% 2011 (1)                                                         28,996           21,892
Hollinger Participation Trust 12.125% 2010 (2)(3) (5)                                                 25,016           21,889
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                                19,050           19,240
Adelphia Communications Corp.:
9.25% 2002 (6)                                                                                         6,000            2,100
10.50% 2004 (6)                                                                                        8,500            2,975
10.25% 2006 (6)                                                                                       15,655            5,479
Series B, 13.00% preferred 2009  (7)                                                           76,196 shares               38
10.25% 2011 (6)                                                                                     $ 14,895            5,437
Century Communications Corp. 0% 2003                                                                   8,678            2,300
Regal Cinemas Corp., Series B, 9.375% 2012                                                            17,750           18,282
Cumulus Media Inc., Series A, 13.75% preferred 2009  (3)  (7)                                  16,498 shares           18,074
Carmike Cinemas, Inc., Series B, 10.375% 2009                                                       $ 17,720           15,771
Sinclair Capital 11.625% preferred 2009                                                       145,000 shares           15,334
Sun Media Corp.:
9.50% 2007                                                                                          $ 11,078           11,147
9.50% 2007                                                                                             3,947            3,972
LBI Media, Inc. 10.125% 2012 (2)                                                                      14,100           14,400
Univision Communications Inc. 7.85% 2011                                                              11,960           12,934
AOL Time Warner Inc.:
6.125% 2006                                                                                            3,500            3,294
6.875% 2012                                                                                            5,500            5,005
Time Warner Inc. 6.875% 2018                                                                           5,000            4,047
ACME Intermediate Holdings, LLC, Series B, 12.00% 2005                                                12,689           11,119
Radio One, Inc., Series B, 8.875% 2011                                                                10,250           10,737
Lenfest Communications, Inc.:
8.375% 2005                                                                                            5,000            4,900
7.625% 2008                                                                                            6,750            6,447
Big City Radio, Inc. 11.25% 2005 (6)                                                                  20,795           10,813
AMC Entertainment Inc. 9.50% 2009                                                                     12,000           10,500
EchoStar DBS Corp. 9.125% 2009 (2)                                                                    10,500            9,922
Cox Radio, Inc. 6.625% 2006                                                                            8,500            8,574
British Sky Broadcasting Group PLC 8.20% 2009                                                          7,500            7,612
Entercom Radio, LLC 7.625% 2014                                                                        6,500            6,792
Entravision Communications Corp. 8.125% 2009                                                           6,000            6,150
Penton Media, Inc. 11.875% 2007 (2)                                                                    6,175            4,261
Key3Media Group, Inc. 11.25% 2011 (6)                                                                 23,850            2,623
RBS Participacoes SA 11.00% 2007 (2)                                                                   4,500            2,362
Multicanal Participacoes SA, Series B, 12.625% 2004                                                    2,900            1,312
Globo Comunicacoes e Participacoes SA:(2)
Series B, 10.50% 2006                                                                                  2,600              630
10.625% 2008                                                                                           2,485              578
Lin Holdings Corp. 0%/10.00% 2008 (1) (8)                                                              1,000              990
PanAmSat Corp. 6.125% 2005                                                                             1,025              943
                                                                                                                      629,998

WIRELESS TELECOMMUNICATION SERVICES  -  13.56%
Nextel Communications, Inc.:
0%/9.75% 2007 (1)                                                                                      8,400            6,552
10.65% 2007                                                                                           10,100            8,433
0%/9.95% 2008 (1)                                                                                     30,600           22,950
12.00% 2008                                                                                           17,025           14,301
Series D, 13.00% exchangeable preferred 2009 (3) (7)                                           41,705 shares           29,193
5.25% convertible senior notes 2010                                                                 $ 13,350            9,011
Series E, 11.125% exchangeable preferred, redeemable 2010 (3) (7)                              59,794 shares           35,876
AT&T Wireless Services, Inc.:
7.35% 2006                                                                                           $ 4,331            3,768
7.50% 2007                                                                                            35,000           29,750
7.875% 2011                                                                                            1,500            1,155
8.125% 2012                                                                                           17,000           13,090
TeleCorp PCS, Inc.:
0%/11.625% 2009 (1)                                                                                   19,481           14,416
10.625% 2010                                                                                           6,555            5,899
Tritel PCS, Inc.:
0%/12.75% 2009 (1)                                                                                     7,200            5,472
10.375% 2011                                                                                           5,970            5,313
Crown Castle International Corp.:
0%/10.625% 2007 (1)                                                                                   25,575           17,391
12.75% senior exchangeable preferred 2010 (3) (7)                                              31,116 shares           14,625
0%/10.375% 2011 (1)                                                                                 $ 39,325           17,303
10.75% 2011                                                                                           19,250           12,994
0%/11.25% 2011 (1)                                                                                    19,500            8,385
Nextel Partners, Inc.:
12.50% 2009                                                                                           17,865           12,595
0%/14.00% 2009 (1)                                                                                    61,582           32,023
11.00% 2010                                                                                           35,150           23,199
American Tower Corp.:
2.25% convertible notes 2009                                                                          15,500            9,222
9.375% 2009                                                                                           75,350           44,456
5.00% convertible debentures 2010                                                                     19,925            8,070
Dobson Communications Corp.: (3)(7)
12.25% senior exchangeable preferred 2008                                                      18,141 shares            3,991
12.25% senior exchangeable preferred, redeemable 2008                                                 35,404            7,789
13.00% senior exchangeable preferred 2009                                                             24,005            5,281
American Cellular Corp. 9.50% 2009                                                                   $89,410           12,070
Dobson/Sygnet Communications Co. 12.25% 2008                                                           1,000              630
SpectraSite Holdings, Inc., Series B: (6)
0%/12.00% 2008 (1)                                                                                     8,750            1,662
0%/11.25% 2009 (1)                                                                                    43,125            7,762
10.75% 2010                                                                                            3,750              806
12.50% 2010                                                                                           25,000            5,500
0%/12.875% 2010 (1)                                                                                   25,905            4,145
Verizon Wireless Capital LLC 5.375% 2006 (2)                                                          17,875           16,815
SBA Communications Corp. 0%/12.00% 2008 (1)                                                           29,360           15,120
Centennial Cellular Corp. 10.75% 2008                                                                 27,075           14,214
Cricket Communications, Inc.: (5) (6)
6.188% 2007                                                                                           30,070            6,014
6.375% 2007                                                                                           19,575            3,915
6.50% 2007                                                                                             8,815            1,763
Leap Wireless International, Inc. 0%/14.50% 2010 (1)                                                  35,275            1,323
CFW Communications Co. 13.00% 2010                                                                    36,800           12,880
AirGate PCS, Inc. 0%/13.50% 2009 (1)                                                                  34,835            4,180
iPCS, Inc. 0%/14.00% 2010 (1)                                                                         33,750            1,856
PTC International Finance BV 10.75% 2007                                                               5,170            5,286
Triton PCS, Inc.:
0%/11.00% 2008 (1)                                                                                     4,225            2,788
9.375% 2011                                                                                            3,125            2,141
Cellco Finance NV:
12.75% 2005                                                                                            3,250            2,982
15.00% 2005                                                                                            1,590            1,522
Alamosa (Delaware), Inc.:
12.50% 2011                                                                                           11,350            2,100
13.625% 2011                                                                                          12,300            2,398
Teletrac, Inc. 9.00% 2004 (2) (3) (4)                                                                  1,915            1,532
Rogers Cantel Inc. 9.75% 2016                                                                          1,375              921
Microcell Telecommunications Inc., Series B, 14.00% 2006 (6)                                          34,750              347
Nuevo Grupo Iusacell, SA de CV 14.25% 2006                                                               380              138
PageMart Wireless, Inc.:(4)(6)
15.00% 2005                                                                                           19,250                2
0%/11.25% 2008 (1)                                                                                    61,010                6
                                                                                                                      555,321

DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.37%
Sprint Capital Corp. :
5.875% 2004                                                                                           24,400           21,094
7.90% 2005                                                                                            16,500           13,398
7.125% 2006                                                                                           26,805           20,104
6.00% 2007                                                                                            20,060           14,042
6.125% 2008                                                                                            3,500            2,323
7.625% 2011                                                                                           13,860            9,494
8.375% 2012                                                                                           25,425           18,052
6.90% 2019                                                                                            11,332            6,627
8.75% 2032                                                                                             1,875            1,256
NTL Inc. 11.00% 2002 (4)                                                                              29,500           29,500
Comcast UK Cable Partners Ltd. 11.20% 2007                                                            20,605           16,639
Qwest Capital Funding, Inc.:
5.875% 2004                                                                                           11,000            7,480
7.75% 2006                                                                                            16,430            8,544
7.00% 2009                                                                                            10,900            4,905
7.90% 2010                                                                                             5,625            2,559
7.25% 2011                                                                                            14,425            6,347
7.625% 2021                                                                                           14,995            6,148
Qwest Corp. 8.875% 2012 (2)                                                                            3,600            3,060
U S WEST Capital Funding, Inc. 6.25% 2005                                                              5,125            2,870
AT&T Corp.:
6.50% 2006                                                                                             2,250            2,227
7.30% 2011                                                                                            14,000           13,588
8.00% 2031                                                                                             6,000            5,550
TCI Communications, Inc. 8.75% 2015                                                                    7,500            7,065
Tele-Communications, Inc.:
9.80% 2012                                                                                             4,100            4,082
7.875% 2013                                                                                            3,173            2,969
Voicestream Wireless Corp.:
10.375% 2009                                                                                          14,607           15,021
0%/11.875% 2009 (1)                                                                                   24,198           19,842
France Tclccom:
8.70% 2006                                                                                            12,000           12,766
9.25% 2011                                                                                             5,000            5,454
COLT Telecom Group PLC:
12.00% 2006                                                                                           23,750           14,934
8.875% 2007                                                                              DM            1,200              330
PCCW-HKT Capital Ltd. 7.75% 2011 (2)                                                                $ 12,250           12,879
Telewest Communications PLC: (6)
11.25% 2008                                                                                            9,210            1,566
9.875% 2010                                                                                           29,883            5,080
0%/11.375% 2010 (1)                                                                                   12,000            1,680
TeleWest PLC:(6)
9.625% 2006                                                                                            6,100            1,037
11.00% 2007                                                                                           18,160            3,087
CenturyTel, Inc., Series H, 8.375% 2010                                                                7,750            8,592
TELUS Corp. 7.50% 2007                                                                                 8,250            6,765
Horizon PCS, Inc. 13.75% 2011                                                                         11,500            2,242
VersaTel Telecom International NV 4.00% convertible notes 2005                           Euro          3,325              739
Broadwing Inc., Series B, 12.50% exchangeable preferred 2009  (7)                               1,976 shares              198
NEXTLINK Communications, Inc.:
9.625% 2007 (6)                                                                                      $ 2,250               17
0%/12.25% 2009 (1)                                                                                    23,725              178
XO Communications, Inc. 14.00% preferred 2009 (3) (7)                                              40 shares                0
Netia Holdings BV 11.25% 2007 (6)                                                                    $ 1,000              175
GT Group Telecom Inc. 0%/13.25% 2010, units (1) (6)                                                   11,000               55
                                                                                                                      342,560

HOTELS, RESTAURANTS & LEISURE  -  8.06%
Six Flags, Inc.:
9.50% 2009                                                                                            13,000           11,245
8.875% 2010                                                                                           14,125           11,653
Premier Parks Inc.:
9.75% 2007                                                                                            14,875           13,127
0%/10.00% 2008 (1)                                                                                    10,750            8,976
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                                 19,500           20,231
Jupiters Ltd. 8.50% 2006                                                                              19,530           19,725
Buffets, Inc. 11.25% 2010 (2)                                                                         18,000           18,450
KSL Recreation Group, Inc. 10.25% 2007                                                                16,555           16,969
Argosy Gaming Co. :
10.75% 2009                                                                                            7,500            8,137
9.00% 2011                                                                                             8,350            8,705
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                                           16,054           15,833
International Game Technology:
7.875% 2004                                                                                           11,250           11,756
8.375% 2009                                                                                            3,250            3,551
Ameristar Casinos, Inc. 10.75% 2009                                                                   13,750           15,159
Station Casinos, Inc. 8.375% 2008                                                                     14,250           14,820
Harrah's Operating Co., Inc.:
7.875% 2005                                                                                            6,725            7,128
7.125% 2007                                                                                            3,000            3,304
7.50% 2009                                                                                             2,500            2,720
Boyd Gaming Corp.:
9.50% 2007                                                                                             7,500            7,744
9.25% 2009                                                                                             5,000            5,356
Florida Panthers Holdings, Inc. 9.875% 2009                                                           12,250           12,694
Eldorado Resorts LLC 10.50% 2006                                                                      12,250           12,204
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                         9,880            9,855
Mirage Resorts, Inc.:
6.625% 2005                                                                                            1,950            1,965
6.75% 2007                                                                                             4,250            4,306
6.75% 2008                                                                                             2,250            2,275
MGM Mirage, Inc. 8.50% 2010                                                                              850              921
Sbarro, Inc. 11.00% 2009                                                                              10,000            9,150
Mandalay Resort Group 10.25% 2007                                                                      7,500            8,119
Hollywood Casino Corp. 11.25% 2007                                                                     6,190            6,747
Starwood Hotels & Resorts Worldwide, Inc.: (2)
7.375% 2007                                                                                            3,875            3,851
7.875% 2012                                                                                            2,825            2,747
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                          6,750            6,581
YUM Brands, Inc. 7.70% 2012                                                                            6,150            6,365
Royal Caribbean Cruises Ltd.:
8.25% 2005                                                                                             2,775            2,581
7.00% 2007                                                                                             1,400            1,183
8.75% 2011                                                                                             3,000            2,580
Coast Hotels and Casinos, Inc. 9.50% 2009                                                              6,000            6,270
Mohegan Tribal Gaming Authority 8.375% 2011                                                            5,000            5,150
AMF Bowling Worldwide, Inc. 0% convertible debentures 2018 (2) (4) (6)                                10,508                1
                                                                                                                      330,134

MATERIALS  -  6.58%
Georgia-Pacific Corp. :
7.50% 2006                                                                                            10,750            8,922
8.125% 2011                                                                                           29,950           24,966
9.50% 2022                                                                                             5,650            4,473
8.875% 2031                                                                                           15,095           10,944
Fort James Corp. :
6.625% 2004                                                                                            4,776            4,252
6.875% 2007                                                                                            5,000            4,150
Stone Container Corp. 9.75% 2011                                                                       7,500            7,838
Jefferson Smurfit Corp. (US) 8.25% 2012 (2)                                                           16,625           16,625
Potlatch Corp. 10.00% 2011                                                                            21,550           23,489
Tekni-Plex, Inc.:
Series B, 12.75% 2010                                                                                 19,550           19,746
12.75% 2010 (2)                                                                                        2,000            2,020
Owens-Illinois, Inc.:
7.85% 2004                                                                                             5,000            4,725
8.10% 2007                                                                                             5,250            4,778
7.35% 2008                                                                                             2,440            2,086
7.50% 2010                                                                                             2,000            1,680
Owens-Brockway Glass Container Inc. 8.875% 2009                                                        6,500            6,565
UCAR Finance Inc. 10.25% 2012                                                                         18,275           17,453
Earle M. Jorgensen Co. 9.75% 2012                                                                     14,725           14,431
AK Steel Holding Corp. 7.75% 2012 (2)                                                                 14,150           14,079
Longview Fibre Co. 10.00% 2009                                                                        13,000           13,390
Kappa Beheer BV:
10.625% 2009                                                                                           5,750            5,807
0/12.50% 2009 (1)                                                                        Euro          6,150            5,174
Freeport-McMoRan Copper & Gold Inc:
7.50% 2006                                                                                              $100               90
7.20% 2026                                                                                            11,175           10,756
Oregon Steel Mills, Inc. 10.00% 2009 (2)                                                               8,200            8,241
Luscar Coal Ltd. 9.75% 2011                                                                            6,575            7,068
Lyondell Chemical Co.:
10.875% 2009                                                                                           5,000            3,975
11.125% 2012                                                                                           2,000            1,930
Allegheny Technologies, Inc. 8.375% 2011                                                               5,000            5,055
Inco Ltd. 7.20% 2032                                                                                   4,000            4,020
Advance Agro Capital BV 13.00% 2007                                                                    4,000            3,160
Steel Dynamics, Inc. 9.50% 2009 (2)                                                                    3,000            3,045
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (6)                                                      5,200            1,443
Indah Kiat International Finance Co. BV 11.875% 2002 (9)                                               2,250              698
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (6)                                                      11,875            1,425
Pindo Deli Finance Mauritius Ltd.: (6)
10.25% 2002                                                                                            2,500              594
10.75% 2007                                                                                            1,600              380
APP International Finance Co. BV 11.75% 2005 (6)                                                         275               85
                                                                                                                      269,558

TECHNOLOGY HARDWARE  & EQUIPMENT  -  6.23%
Solectron Corp.:
Series B, 7.375% 2006                                                                                  8,645            7,089
9.625% 2009                                                                                           44,375           36,831
0% LYON convertible notes 2020                                                                        86,150           34,137
0% LYON convertible notes 2020                                                                         5,262            3,045
Micron Technology, Inc. 6.50% 2005 (2)                                                                34,000           28,900
Xerox Corp. 0.57% convertible subordinated debentures 2018                                            30,000           16,950
Xerox Capital (Europe) PLC 5.875% 2004                                                                 5,000            3,950
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007                                      22,750           15,470
Fairchild Semiconductor Corp. 10.50% 2009                                                             13,650           14,196
Celestica Inc. 0% convertible debentures 2020                                                         32,625           13,784
Flextronics International Ltd.:
8.75% 2007                                                                                             4,775            4,632
9.75% 2010                                                                               Euro          8,185            7,761
9.875% 2010                                                                                            $ 875              879
Nortel Networks Ltd. 6.125% 2006                                                                      36,127           13,006
Motorola, Inc. :
7.625% 2010                                                                                            6,000            5,851
8.00% 2011                                                                                             3,000            2,962
7.50% 2025                                                                                             2,000            1,665
6.50% 2028                                                                                             1,200              915
5.22% 2097                                                                                             1,200              735
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                         7,200            7,020
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                      12,000            6,720
ON Semiconductor Corp. 12.00% 2008 (2)                                                                10,000            6,250
LSI Logic Corp. 4.00% convertible subordinated notes 2005                                              6,100            5,101
RF Micro Devices, Inc. 3.75% convertible subordinated notes 2005                                       6,500            4,899
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                                      14,700            3,987
TriQuint Semiconductor, Inc. 4.00% convertible subordinated notes 2007                                 4,240            3,154
Cypress Semiconductor Corp., 3.75% convertible subordinated notes 2005                                 3,080            2,383
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                                    2,600            1,680
Lucent Technologies Inc. 7.25% 2006                                                                    2,500            1,025
                                                                                                                      254,977

RETAIL  -  5.60%
Amazon.com, Inc.:
0%/10.00% 2008 (1)                                                                                     3,975            3,617
4.75% convertible subordinated debentures 2009                                                        17,950           11,645
6.875% PEACS convertible subordinated notes 2010                                         Euro         59,550           38,305
J.C. Penney Co., Inc.:
7.05% 2005                                                                                           $ 5,850            5,675
7.60% 2007                                                                                             1,375            1,327
7.375% 2008                                                                                            6,030            5,698
9.00% 2012 (2)                                                                                         2,020            1,949
6.875% 2015                                                                                            7,400            5,994
7.65% 2016                                                                                             2,000            1,680
7.95% 2017                                                                                               950              798
9.75% 2021 (8)                                                                                         7,366            6,924
8.25% 2022 (8)                                                                                         5,625            4,809
7.125% 2023                                                                                              500              405
8.125% 2027                                                                                            1,925            1,627
7.40% 2037                                                                                             8,625            8,323
7.625% 2097                                                                                            9,875            7,406
Gap, Inc. :
9.90% 2005 (5)                                                                                         4,000            3,880
6.90% 2007                                                                                            15,610           13,737
10.55% 2008                                                                                            4,070            4,085
Delhaize America, Inc.:
7.375% 2006                                                                                            5,706            5,364
8.125% 2011                                                                                           15,777           13,923
9.00% 2031                                                                                             2,840            2,380
Dillard's, Inc.:
6.125% 2003                                                                                            5,300            5,249
6.43% 2004                                                                                             2,950            2,907
6.69% 2007                                                                                             1,000              955
6.30% 2008                                                                                             2,950            2,747
6.625% 2018                                                                                            8,665            7,237
7.00% 2028                                                                                             1,470            1,165
PETCO Animal Supplies, Inc. 10.75% 2011                                                                8,875            9,585
Rite Aid Corp. :
6.875% 2013                                                                                            4,200            2,415
7.70% 2027                                                                                             6,280            3,674
6.875% 2028 (2)                                                                                        5,975            3,316
Office Depot, Inc. 10.00% 2008                                                                         8,000            8,880
DR Securitized Lease Trust, Series 1994 K-2, 9.35% 2019 (8)                                            9,855            4,435
Kmart Corp., Series 1995 K-2, 5.944% 2020 (8) (10)                                                    10,497            3,569
Saks Inc. 7.375% 2019                                                                                 10,550            7,807
Staples, Inc. 7.375% 2012 (2)                                                                          6,400            6,605
ShopKo Stores, Inc. 6.50% 2003                                                                         6,200            6,107
Toys "R" Us, Inc. 7.625% 2011                                                                          2,000            1,794
Pathmark Stores, Inc. 8.75% 2012                                                                         975              907
Great Atlantic & Pacific Tea Co., Inc.:
9.125% 2011                                                                                              300              225
9.375% QUIBS preferred 2039                                                                    18,500 shares              345
                                                                                                                      229,475


FINANCIALS  -  4.19%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (undated) (2)(5                     $37,080           33,704
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (undated)
(2)  (5)                                                                                               5,040            4,350
Capital One Financial Corp.:
7.25% 2006                                                                                             9,875            8,516
8.75% 2007                                                                                            24,415           21,600
Capital One Bank 6.875% 2006                                                                           2,000            1,879
GS Escrow Corp.:
7.00% 2003                                                                                             4,500            4,626
7.125% 2005                                                                                           17,000           18,524
Household Finance Corp. 5.75% 2007                                                                    20,000           19,462
Tokai Preferred Capital Co. LLC, Series A, 9.98%/11.091% noncumulative preferred
(undated) (2)  (5)                                                                                    15,500           14,128
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred                 214,000 shares           12,027
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                             $ 9,750           10,657
Providian Financial Corp. 9.525% 2027 (2) (10)                                                        15,000            9,017
Superior Financial Corp. 8.65% 2003 (2)                                                                6,000            6,049
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026                                       4,500            4,421
Advanta Capital Trust I, Series B, 8.99% 2026                                                          4,500            2,610
                                                                                                                      171,570

OIL & GAS  -  2.98%
Newfield Exploration Co.:
Series B, 7.45% 2007                                                                                   1,750            1,813
7.625% 2011                                                                                            3,500            3,755
8.375% 2012                                                                                           21,350           22,668
Pogo Producing Co. :
8.75% 2007                                                                                            16,500           17,160
10.375% 2009                                                                                           8,250            8,972
Western Oil Sands Inc. 8.375% 2012                                                                    21,600           21,600
Clark Refining & Marketing, Inc.:
8.875% 2007                                                                                           22,140           18,930
8.625% 2008                                                                                              250              226
Port Arthur Finance Corp. 12.50% 2009                                                                  2,025            2,136
Teekay Shipping Corp. 8.875% 2011                                                                     13,875           14,430
XTO Energy Inc. 7.50% 2012                                                                             4,450            4,695
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)  (8)                                                4,750            3,289
Pemex Project Master Trust, Series A:
7.875% 2009 (2)                                                                                        1,400            1,410
8.625% 2022 (2)                                                                                          420              403
8.625% 2022                                                                                              750              720
                                                                                                                      122,207

UTILITIES  -  2.63%
Edison Mission Energy:
10.00% 2008                                                                                            7,000            3,255
7.73% 2009                                                                                            17,875            7,954
9.875% 2011                                                                                           17,875            8,223
Mission Energy Holding Co. 13.50% 2008                                                                63,050           18,915
Edison International 6.875% 2004                                                                       6,000            5,220
Homer City Funding LLC 8.734% 2026                                                                     5,000            4,518
AES Corp.:
9.50% 2009                                                                                            35,500           18,460
9.375% 2010                                                                                           13,350            7,009
AES Drax Holdings Ltd., Series A, 10.41% 2020 (8)                                                     22,975           16,197
AES Trust VII 6.00% convertible preferred 2008                                                264,925 shares            2,649
TNP Enterprises, Inc., Series B, 10.25% 2010                                                         $ 8,500            8,075
Israel Electric Corp. Ltd. 7.75% 2027 (2)                                                              2,550            2,399
El Paso Corp. 7.875% 2012 (2)                                                                          3,000            2,040
Williams Companies, Inc. 8.125% 2012 (2)                                                               1,750            1,120
Williams Holdings of Delaware, Inc. 6.25% 2006                                                         1,250              800
Dominion Resources, Inc., Series 2002-C, 5.70% 2012                                                    1,000            1,030
                                                                                                                      107,864

COMMERCIAL SERVICES & SUPPLIES  -  2.62%
Allied Waste North America, Inc.:
7.625% 2006                                                                                            7,000            6,737
8.50% 2008                                                                                            11,000           10,505
Series B, 8.875% 2008                                                                                  9,250            9,019
10.00% 2009                                                                                           43,225           40,199
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                               13,200           12,606
WMX Technologies, Inc.:
6.375% 2003                                                                                            3,500            3,515
7.10% 2026                                                                                             2,150            2,174
Waste Management, Inc.
6.875% 2009                                                                                            1,500            1,531
7.375% 2010                                                                                            3,000            3,160
USA Waste Services, Inc. 6.50% 2002                                                                    2,000            2,006
Iron Mountain Inc.:
Pierce Leahy Command Co. 8.125% 2008                                                                     875              866
8.75% 2009                                                                                             5,370            5,424
Stericycle, Inc., Series B, 12.375% 2009                                                               3,407            3,901
Protection One Alarm Monitoring, Inc. 13.625% 2005 (5)                                                 3,543            3,322
Synagro Technologies, Inc. 9.50% 2009                                                                  2,000            2,080
Safety-Kleen Services, Inc. 9.25% 2008 (4) (6)                                                         7,000               52
                                                                                                                      107,097

CAPITAL GOODS  - 1.61%
Terex Corp.:
8.875% 2008                                                                                            2,000            1,910
9.25% 2011                                                                                            15,200           14,896
Class B, 10.375% 2011                                                                                  4,850            4,923
Technical Olympic USA, Inc.:(2)
9.00% 2010                                                                                             5,650            5,198
10.375% 2012                                                                                          15,000           13,800
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual
preferred capital securities (2)                                                              351,648 shares            9,231
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (2)                                  180,000            7,470
AGCO Corp. 9.50% 2008                                                                                $ 4,250            4,510
NMHG Holding Co. 10.00% 2009                                                                           2,000            2,030
EarthWatch Inc., Series B, 7.00% convertible preferred 2009 (2) (3)(4) (7)                    893,451 shares            1,875
                                                                                                                       65,843

AUTOMOBILES & COMPONENTS  -  1.59%
Ford Motor Credit Co.:
6.875% 2006                                                                                         $ 20,000           19,684
6.50% 2007                                                                                             7,500            7,238
7.375% 2011                                                                                            5,000            4,713
Ford Motor Company Capital Trust II 6.50% cumulative convertible trust
preferred 2032                                                                                 56,200 shares            2,264
Dura Operating Corp., Series B, 8.625% 2012                                                         $ 11,125           11,069
ArvinMeritor, Inc.:
6.625% 2007                                                                                              750              751
8.75% 2012                                                                                             7,625            8,201
Stoneridge, Inc. 11.50% 2012                                                                           5,575            5,714
Tenneco Automotive Inc., Series B, 11.625% 2009                                                        7,000            5,390
Key Plastics Holdings, Inc., Series B, 10.25% 2007 (4) (6)                                             9,650              121
                                                                                                                       65,145

CONSUMER DURABLES  -  1.57%
Lennar Corp.:
7.625% 2009                                                                                            4,000            3,980
9.95% 2010                                                                                             7,000            7,630
Beazer Homes USA, Inc.:
8.625% 2011                                                                                            1,500            1,515
8.375% 2012                                                                                            9,750            9,799
Boyds Collection, Ltd., Series B, 9.00% 2008                                                           9,775            9,628
Ryland Group, Inc. :
8.25% 2008                                                                                             2,750            2,743
9.75% 2010                                                                                             5,000            5,275
9.125% 2011                                                                                            1,000            1,025
Levi Strauss & Co.:
6.80% 2003                                                                                             5,025            4,447
11.625% 2008                                                                             Euro          3,316            2,428
11.625% 2008                                                                                         $ 2,200            1,771
Salton/Maxim Housewares, Inc. 10.75% 2005                                                              4,300            3,978
Salton, Inc. 12.25% 2008                                                                               1,700            1,607
Toll Corp. :
8.25% 2011                                                                                             2,250            2,205
8.25% 2011                                                                                             3,250            3,185
Pulte Homes, Inc. 7.875% 2032                                                                          2,430            2,462
Kaufman & Broad Home Corp. 9.625% 2006                                                                   625              638
                                                                                                                       64,316

FOOD & BEVERAGES  -  1.17%
Burns Philp Capital Pty Ltd. 9.75% 2012 (2)                                                           20,500           20,449
Fage Dairy Industry SA 9.00% 2007                                                                     10,000            9,600
Aurora Foods Inc.:
Series B, 9.875% 2007                                                                                  8,522            5,156
Series D, 9.875% 2007                                                                                  5,453            3,299
Constellation Brands, Inc.:
8.50% 2009                                                                                             1,300            1,329
8.125% 2012                                                                                            6,750            6,953
Smithfield Foods, Inc., Series A, 8.00% 2009                                                           1,000              980
DGS International Finance Co. BV 10.00% 2007 (2)  (6)                                                  1,050               24
                                                                                                                       47,790

HEALTH CARE PROVIDERS & SERVICES  -  0.89%
PacifiCare Health Systems, Inc. 10.75% 2009                                                           15,000           14,888
Columbia/HCA Healthcare Corp. 6.91% 2005                                                              11,250           11,770
Omnicare, Inc. 5.00% convertible debentures 2007                                                      10,000            9,013
Integrated Health Services, Inc.: (4) (6)
10.25% 2006 (5)                                                                                       11,250              113
Series A, 9.50% 2007                                                                                  37,500              375
Series A, 9.25% 2008                                                                                  46,250              463
                                                                                                                       36,622

TRANSPORTATION  -  0.73%
Northwest Airlines, Inc.:
8.52% 2004                                                                                             5,875            3,525
7.625% 2005                                                                                            4,250            2,338
8.875% 2006                                                                                            8,475            4,153
9.875% 2007                                                                                           13,500            6,683
Kansas City Southern Railway Co. 7.50% 2009                                                            4,250            4,293
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (8)                                  3,305            3,041
International Shipholding Corp.:
9.00% 2003                                                                                             1,400            1,400
Series B, 7.75% 2007                                                                                     950              760
United Air Lines, Inc.:
9.00% 2003                                                                                             3,000              660
1991 Equipment Trust Certificates, Series A, 10.11% 2006 (8)                                           1,907              820
Delta Air Lines, Inc. 9.75% 2021                                                                       2,200            1,210
USAir, Inc., Pass Through Trust, Series 1993-A3, 10.375% 2013                                          3,150              851
                                                                                                                       29,734


REAL ESTATE  -  0.72%
HMH Properties, Inc., Series A, 7.875% 2005                                                           12,250           11,760
Host Marriott, L.P., Series E, 8.375% 2006                                                             4,000            3,860
MeriStar Hospitality Operating Partnership, MeriStar Hospitality Finance:
Corp. II 10.50% 2009                                                                                   2,250            2,177
Corp. III 9.125% 2011                                                                                  5,125            4,587
Rouse Co. 7.20% 2012                                                                                   5,000            5,176
Felcor Lodging LP:
9.50% 2008                                                                                             1,500            1,493
8.50% 2011                                                                                               500              468
                                                                                                                       29,521

OTHER  -  0.84%
California Infrastructure and Economic Development Bank, Special Purpose Trust,
SCE-1, Class A-6, 6.38% 2008 (8)                                                                      $6,350           $6,930
Playtex Products, Inc. 9.375% 2011                                                                     5,750            6,138
Prudential Holdings, LLC, Series C, 8.695% 2023 (2)                                                    5,000            5,702
Elan Finance Corp. Ltd. 0% convertible notes 2018                                                     20,325            5,691
CNA Financial Corp. 7.25% 2023                                                                         5,000            4,291
Computer Associates International Inc.:
6.25% 2003                                                                                             1,000              985
6.375% 2005                                                                                            2,000            1,700
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class E,
 7.624% 2029 (8)                                                                                       2,500            2,478
Exodus Communications, Inc. 11.625% 2010 (6)                                                           4,454              234
                                                                                                                       34,149



Asset-backed obligations

Asset-backed obligations  -  0.77%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2,
10.421% 2007 (2)  (8)                                                                                $ 9,500         $ 10,034
West Penn Funding LLC 6.98% 2008                                                                       6,780            7,849
Residential Reinsurance 2002 Ltd., 6.706% 2005 (2)  (5)  (8)                                           5,000            4,975
Mediterranean Re PLC 7.608% 2005 (2)  (5)  (8)                                                         5,000            4,975
MBNA Master Credit Card Trust II, Series 1999-B, Class A, 5.90% 2011 (8)                               3,500            3,888
                                                                                                                       31,721




Government Obligations


U.S. TREASURY NOTES & BONDS  -  1.68%
7.50% February 2005 (10)                                                                             $ 6,000          $ 6,789
6.625% May 2007                                                                                       25,000           29,442
4.75% November 2008                                                                                   10,000           10,991
7.50% November 2016                                                                                   12,000           15,935
7.875% February 2021                                                                                   4,000            5,569
                                                                                                                       68,726

Non-U.S. government obligations  -  1.42%
Panama (Republic of):
Interest Reduction Bond 5.00% 2014 (5)                                                                11,511            9,583
10.75% 2020                                                                                              415              418
8.875% 2027                                                                                            2,000            1,875
Russian Federation:
12.75% 2028                                                                                            5,000            6,097
5.00% 2030 (5)                                                                                         7,865            5,555
United Mexican States Government Eurobonds, Global:
11.375% 2016                                                                                           5,251            6,472
8.125% 2019                                                                                            1,695            1,657
8.30% 2031                                                                                             3,020            2,937
Brazil (Federal Republic of):
Eligible Interest Bond 3.063% 2006 (5)                                                                 1,149              764
Bearer 8.00% 2014 (3)                                                                                  3,955            1,958
8.875% 2024                                                                                            1,895              763
11.00% 2040                                                                                              610              270
Bulgaria (Republic of) 8.25% 2015 (11)                                                                 3,060            3,133
Dominican Republic:
9.50% 2006 (2)                                                                                         2,130            2,242
9.50% 2006                                                                                               250              263
2.938% 2024 (5)                                                                                          500              417
Banque Centrale de Tunisie 7.375% 2012                                                                 2,000            1,995
Turkey (Republic of) 12.375% 2009                                                                      1,925            1,776
Argentina (Republic of): (12)
Series E, 0% 2003                                                                                      1,500              908
11.75% 2009                                                                                               75               16
11.375% 2017                                                                                              80               17
12.25% 2018 (3)                                                                                        1,799              333
12.00% 2031 (3)                                                                                        1,533              284
Philippines (Republic of):
9.875% 2019                                                                                              500              498
10.625% 2025                                                                                             945              985
Venezuela (Republic of):
Eurobond 2.875% 2007 (5)                                                                                 655              496
9.25% 2027                                                                                             1,370              914
Jamaican Government 10.625% 2017                                                                       1,250            1,228
Guatemala (Republic of) 10.25% 2011 (2)                                                                1,000            1,153
South Africa (Republic of) 13.50% 2015                                                             ZAR10,000            1,097
State of Qatar 9.75% 2030                                                                               $750              928
Peru (Republic of):
9.125% 2012                                                                                              659              539
Past Due Interest Eurobond 4.50% 2017 (5)                                                                426              290
Central Bank of Nigeria:
Series WRN 0% 2020 (4)                                                                                     1                -
Series WW 6.25% 2020                                                                                     500              302
                                                                                                                       58,163

Federal agency notes  -  0.51%
Freddie Mac 4.25% 2005                                                                                20,000           21,006


Equity-related securities

COMMON STOCKS & WARRANTS  -  0.84%
Nextel Communications, Inc., Class A  (2)  (7)                                              1,315,149 shares            9,929
ZiLOG, Inc.  (7) (13)                                                                              3,315,000            6,962
ZiLOG, Inc. - MOD III Inc., unit  (4) (7) (13)                                                         3,315            1,776
Equity Office Properties Trust                                                                       150,000            3,873
Price Communications Corp.  (7)                                                                      279,582            3,159
Viacom Inc., Class B, nonvoting  (7)                                                                  63,225            2,564
Clear Channel Communications, Inc.  (7)                                                               51,012            1,773
Clarent Hospital Corp.  (7)  (13)                                                                    539,432            1,618
ACME Communications, Inc.  (7)                                                                       148,400            1,158
Radio One, Inc., Class D, nonvoting (7)                                                               44,000              726
Radio One, Inc., Class A                                                                              22,000              367
Nortel Inversora SA, Class A, preferred (ADR)  (2) (4) (7)                                           675,397              338
Rural Cellular Corp., Class A  (7)                                                                   100,000               86
Allegiance Telecom, Inc., warrants, expire 2008  (2)  (4) (7)                                          5,000                7
Protection One, Inc., warrants, expire 2005  (2)  (4) (7)                                             30,400                6
GT Group Telecom Inc., warrants, expire 2010  (2)  (4) (7)                                            11,000                1
Leap Wireless International, Inc., warrants, expire 2010 (2)  (7)                                     37,900                -
KMC Telecom Holdings, Inc., warrants, expire 2008  (2) (7)                                            22,500                -
NTL Inc., warrants, expire 2008  (2)  (4) (7)                                                          6,412                -
NTELOS, Inc., warrants, expire 2010 (4) (7)                                                           36,800                -
                                                                                                                       34,343

Total bonds, notes & equity securities (cost: $4,765,908,000)                                                       3,707,840


                                                                                                                       Market
                                                                                            Principal amount            value
Short-term securities                                                                                   (000)            (000)

Corporate short-term notes  -  6.54%
Ciesco LP:
1.73% due 10/11/2002                                                                                 $13,300          $13,293
1.73% due 11/1/2002                                                                                   39,300           39,239
Corporate Asset Funding Co. Inc. 1.75% due 10/23/2002 (2)                                             10,000            9,989
General Electric Capital Corp. 1.98% due 10/1/2002                                                    30,900           30,898
General Electric Capital Services, Inc. 1.75% due 11/8/2002                                           25,000           24,953
Triple-A One Funding Corp.: (2)
1.78% due 10/10/2002                                                                                  20,200           20,190
1.76% due 10/11/2002                                                                                  10,132           10,126
Wal-Mart Stores, Inc. 1.76% due 10/3/2002 (2)                                                         29,000           28,996
Duke Energy Corp. 1.76% due 11/25/2002 (10)                                                           28,600           28,522
Bank of America Corp. 1.77% due 10/15/2002 (2)                                                        19,500           19,486
Schlumberger Technology Corp. 1.75% due 12/9/2002 (2)                                                 19,000           18,936
Johnson & Johnson 1.75% due 11/25/2002 (2)                                                            12,600           12,566
Harley-Davidson Funding 1.73% due 10/2/2002 (2)                                                        6,000            5,999
Executive Jet Inc. 1.75% due 11/4/2002 (2)                                                             4,600            4,592
                                                                                                                      267,785

Federal agency discount notes  -  1.65%
Fannie Mae:
1.69% due 10/28/2002                                                                                   2,100            2,097
1.705% due 12/11/2002                                                                                 41,000           40,861
Sallie Mae 1.71% due 11/6/2002                                                                        15,600           15,573
Federal Home Loan Banks 1.65% due 11/8/2002                                                            9,000            8,984
                                                                                                                       67,515

Total short-term securities (cost: $335,298,000)                                                                      335,300

Total investment securities (cost: $5,101,206,000)                                                                  4,043,140
Excess of cash and receivables over payables                                                                           51,415

Net assets                                                                                                         $4,094,555

(1) Step bond; coupon rate will increase at a later date.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Valued under fair value procedures adopted by authority of the Board of Trustees.
(5) Coupon rate may change periodically.
(6) Company not making interest payments;
    bankruptcy proceedings pending.
(7) Non-income-producing security.
(8) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.
(9) Company did not make principal payment upon scheduled maturity date; reorganization pending.
(10) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(11) This security has been authorized but has not yet been issued.
(12) Scheduled interest payments not made; reorganization pending.
(13) The fund owns 11.07% and 8.83% of the outstanding voting securities of ZiLOG, Inc. and Clarent Hospital Corp., respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.

ADR = American Depositary Receipts

See Notes to Financial Statements



American High-Income Trust
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at September 30, 2002

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $5,066,695)              $4,032,784
  Affiliated issuers (cost: $34,511)                       10,356                   $4,043,140
 Cash                                                                                   12,212
 Receivables for:
  Sales of investments                                     13,705
  Sales of fund's shares                                   19,286
  Dividends and interest                                   83,958                      116,949
 Other assets                                                                            2,323
                                                                                     4,174,624
Liabilities:
 Payables for:
  Purchases of investments                                 25,848
  Repurchases of fund's shares                             11,343
  Dividends on fund's shares                               38,474
  Open forward currency contracts                             262
  Closed forward currency contracts                           291
  Investment advisory services                              1,611
  Services provided by affiliates                           1,964
  Deferred Trustees' compensation                              48
  Other fees and expenses                                     228                       80,069
Net assets at September 30, 2002                                                    $4,094,555

Net assets consist of:
 Capital paid in on shares of beneficial interest                                   $5,561,963
 Distributions in excess of net investment income                                      (13,906)
 Accumulated net realized loss                                                        (395,311)
 Net unrealized depreciation                                                        (1,058,191)
Net assets at September 30, 2002                                                    $4,094,555

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                       Net assets           Shares outstanding    Net asset value per share
                                                                                                                         (1)
Class A                                                $3,327,350                      345,883                        $9.62
Class B                                                   293,649                       30,525                         9.62
Class C                                                   261,513                       27,185                         9.62
Class F                                                   155,582                       16,173                         9.62
Class 529-A                                                 7,362                          765                         9.62
Class 529-B                                                 1,492                          155                         9.62
Class 529-C                                                 4,269                          444                         9.62
Class 529-E                                                   315                           33                         9.62
Class 529-F                                                     3                           -*                         9.62
Class R-1                                                      15                            2                         9.62
Class R-2                                                     293                           30                         9.62
Class R-3                                                     524                           55                         9.62
Class R-4                                                      13                            1                         9.62
Class R-5                                                  42,175                        4,384                         9.62

* Amount less than one thousand.
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $9.99 for each.

See Notes to Financial Statements






Statement of operations
for the year ended September 30, 2002
(dollars in thousands)

Investment income:
 Income:
  Interest                                              $414,859
  Dividends                                                6,665                     $421,524

 Fees and expenses:
  Investment advisory services                            17,589
  Distribution services                                   14,117
  Transfer agent services                                  3,163
  Administrative services                                    550
  Reports to shareholders                                    192
  Registration statement and prospectus                      552
  Postage, stationery and supplies                           433
  Trustees' compensation                                       6
  Auditing and legal                                          77
  Custodian                                                   92
  State and local taxes                                       60
  Other                                                      216
  Total expenses before reimbursement                     37,047
   Reimbursement of expenses                                   1                       37,046
 Net investment income                                                                384,478

Net realized loss and unrealized depreciation on investments and non-U.S. currency:
 Net realized loss on:
  Investments                                             (240,933)
  Non-U.S. currency transactions                            (3,374)                    (244,307)
 Net unrealized (depreciation) appreciation on:
  Investments                                             (458,283)
  Non-U.S. currency translations                               531                     (457,752)
   Net realized loss and unrealized depreciation
    on investments and non-U.S. currency                                               (702,059)
Net decrease in net assets resulting
 from operations                                                                      $(317,581)



See Notes to Financial Statements



(dollars in thousands)

Statement of changes in net assets


                                                                                  Year ended September 30
                                                                                     2002                         2001
Operations:
 Net investment income                                                             $384,478                     $289,783
 Net realized loss on investments and
  non-U.S. currency transactions                                                   (244,307)                    (167,826)
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                (457,752)                    (244,345)
  Net decrease in net assets
   resulting from operations                                                       (317,581)                    (122,388)

Dividends paid to shareholders from net investment income                          (373,620)                    (300,863)

Capital share transactions                                                        1,650,268                      743,612

Total increase in net assets                                                        959,067                      320,361

Net assets:
 Beginning of year                                                                3,135,488                    2,815,127
 End of year (including distributions in excess of net investment income:
  $13,906 and $16,237, respectively)                                             $4,094,555                   $3,135,488




See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.
Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. For the year ended September 30, 2002, non-U.S. taxes paid on realized gains were $37,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; net capital losses and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2002, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $5,108,716,000.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed net investment income and currency gains                 $38,265
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2001 through September 30, 2002                                        (7,888)
Short-term and long-term capital loss deferrals
                                                                     (390,041)
Gross unrealized appreciation on investment securities
                                                                       132,859
Gross unrealized depreciation on investment securities             (1,198,435)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $9,548,000 and $167,849,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $212,644,000 that were realized during the period November 1, 2001 through September 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):


Year ended September 30, 2002
                                       Distributions from ordinary income
                                                                                           Distributions from
                                  Net investment income and                                long-term           Total distributions
Share class                       currency gains              Short-term capital gains     capital gains       paid

Class A                             $ 326,106                        -                       -                 $ 326,106
Class B                                20,684                        -                       -                    20,684
Class C                                15,421                        -                       -                    15,421
Class F                                 9,747                        -                       -                     9,747
Class 529-A(1)                            246                        -                       -                       246
Class 529-B(1)                             46                        -                       -                        46
Class 529-C(1)                            134                        -                       -                       134
Class 529-E(1)                              9                        -                       -                         9
Class 529-F(1)                             -*                        -                       -                        -*
Class R-1(2)                               -*                        -                       -                        -*
Class R-2(2)                                3                        -                       -                         3
Class R-3(2)                                5                        -                       -                         5
Class R-4(2)                               -*                        -                       -                        -*
Class R-5(2)                            1,219                        -                       -                     1,219
Total                               $ 373,620                        -                       -                 $ 373,620


Year ended September 30, 2001
                                       Distributions from ordinary income

                                                                                           Distributions from
                                  Net investment income and                                long-term           Total distributions
Share class                       currency gains              Short-term capital gains     capital gains       paid
Class A                             $ 292,546                        -                       -                 $ 292,546
Class B                                 6,484                        -                       -                     6,484
Class C(3)                              1,012                        -                       -                     1,012
Class F(3)                                821                        -                       -                       821
Total                               $ 300,863                        -                       -                 $ 300,863

*Amount less than one thousand.
(1) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $25,000,000. For the year ended September 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.454% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.



         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2002, unreimbursed expenses which remain subject to reimbursement totaled $2,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended September 30, 2002, were as follows (dollars in thousands):

         ----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         ----------------------------------------------------------------------
             Class A          $9,796           $2,941         Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class B           2,305             222          Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class C           1,735                               $321





                                              Included
                                                 in
                                           administrative
                                              services
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
             Class F            253                                 203
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-A           7                                   7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-B           5                                   2
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-C          15                                  4
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-E           1                                  -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-F           -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-1            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-2            -*                                  1
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-3            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-4            -*                                 -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-5     Not applicable                            12
         ----------------------------------------------------------------------
         *Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended September 30, 2002
                                                              Reinvestments of dividends
Share class                         Sales(1)                           and distributions
                                     Amount        Shares                         Amount       Shares


Class A                         $ 1,565,510       142,047                      $ 232,348       21,359
Class B                             246,129        22,036                         12,690        1,187
Class C                             298,982        26,749                         10,115          958
Class F                             205,334        18,636                          7,125          673
Class 529-A(2)                        8,109           752                            240           24
Class 529-B(2)                        1,618           151                             45            4
Class 529-C(2)                        4,791           444                            130           13
Class 529-E(2)                          342            32                              9            1
Class 529-F(2)                            3            -*                             -*           -*
Class R-1(3)                             16             2                             -*           -*
Class R-2(3)                            328            33                              3           -*
Class R-3(3)                            544            56                              4            1
Class R-4(3)                             13             1                             -*           -*
Class R-5(3)                         45,966         4,376                            845           86
Total net increase
   (decrease) in fund           $ 2,377,685       215,315                      $ 263,554       24,306



                              Repurchases(1)                  Net increase
                                     Amount        Shares           Amount         Shares

Class A                         $ (841,488)      (78,010)       $ 956,370         85,396
Class B                            (37,615)       (3,590)         221,204         19,633
Class C                            (46,447)       (4,456)         262,650         23,251
Class F                            (64,350)       (6,023)         148,109         13,286
Class 529-A(2)                        (109)          (11)           8,240            765
Class 529-B(2)                          (2)           -*            1,661            155
Class 529-C(2)                        (130)          (13)           4,791            444
Class 529-E(2)                          (5)           -*              346             33
Class 529-F(2)                           -             -                3             -*
Class R-1(3)                             -             -               16              2
Class R-2(3)                           (34)           (3)             297             30
Class R-3(3)                           (20)           (2)             528             55
Class R-4(3)                             -             -               13              1
Class R-5(3)                          (771)          (78)          46,040          4,384
Total net increase
   (decrease) in fund           $ (990,971)      (92,186)     $ 1,650,268        147,435



Year ended September 30, 2001                                 Reinvestments of dividends
Share class                         Sales(1)                           and distributions
                                     Amount        Shares                         Amount       Shares

Class A                           $ 945,528        76,788                      $ 205,256       16,849
Class B                             113,387         9,245                          3,921          324
Class C(4)                           49,894         4,127                            629           53
Class F(4)                           52,824         4,369                            507           43
Total net increase
   (decrease) in fund           $ 1,161,633        94,529                      $ 210,313       17,269



                                Repurchases(1)                  Net increase
                                       Amount        Shares           Amount         Shares

Class A                            $ (598,181)      (48,881)       $ 552,603         44,756
Class B                                (8,864)         (733)         108,444          8,836
Class C(4)                             (2,893)         (246)          47,630          3,934
Class F(4)                            (18,396)       (1,525)          34,935          2,887
Total net increase
   (decrease) in fund              $ (628,334)      (51,385)       $ 743,612         60,413


*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.


6. Forward currency contracts

As of September 30, 2002, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                                               U.S. valuations at 9/30/2002
                                      Contract amount                                              Unrealized
                                             Non-U.S.     U.S.                      Amount         depreciation
Non-U.S.contracts                                (000)    (000)                       (000)        (000)

Sales:
 Euros expiring 11/6 to 12/19/2002           Euro 24,139  $23,518                     $23,780        $(262)


7. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2002, the total value of restricted securities was $511,554,000, which represents 12.49% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, $2,634,102,000 and $1,215,843,000, respectively, during the year ended September 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2002, the custodian fee of $92,000 was offset by this reduction, rather than paid in cash.










Financial Highlights (1)

                                               Income from investment operations(2)                    Dividends and distributions
                                                                            Net
                                           Net asset                     losses                Dividends
                                              value,         Net  on securities   Total from   (from net Distributions
                                           beginning  investment (both realized   investment  investment (from capital        Total
                                           of period      income and unrealized)  operations      income)        gains)distributions

Class A:
 Year ended 9/30/2002                         $11.27       $1.08         $(1.65)       $(.57)     $(1.08)           $-       $(1.08)
 Year ended 9/30/2001                          12.93        1.20          (1.61)        (.41)      (1.25)            -        (1.25)
 Year ended 9/30/2000                          13.52        1.18           (.48)         .70       (1.29)            -        (1.29)
 Year ended 9/30/1999                          13.75        1.28           (.17)        1.11       (1.29)         (.05)       (1.34)
 Year ended 9/30/1998                          15.69        1.30          (1.60)        (.30)      (1.30)         (.34)       (1.64)
Class B:
 Year ended 9/30/2002                          11.27        1.00          (1.65)        (.65)      (1.00)            -        (1.00)
 Year ended 9/30/2001                          12.93        1.10          (1.61)        (.51)      (1.15)            -        (1.15)
 Period from 3/15/2000 to 9/30/2000            13.57         .52           (.53)        (.01)       (.63)            -         (.63)
Class C:
 Year ended 9/30/2002                          11.27         .99          (1.65)        (.66)       (.99)            -         (.99)
 Period from 3/15/2001 to 9/30/2001            12.48         .53          (1.15)        (.62)       (.59)            -         (.59)
Class F:
 Year ended 9/30/2002                          11.27        1.07          (1.65)        (.58)      (1.07)            -        (1.07)
 Period from 3/15/2001 to 9/30/2001            12.48         .57          (1.15)        (.58)       (.63)            -         (.63)
Class 529-A:
 Period from 2/19/2002 to 9/30/2002            11.37         .65          (1.76)       (1.11)       (.64)            -         (.64)
Class 529-B:
 Period from 2/25/2002 to 9/30/2002            11.23         .59          (1.63)       (1.04)       (.57)            -         (.57)
Class 529-C:
 Period from 2/19/2002 to 9/30/2002            11.37         .60          (1.76)       (1.16)       (.59)            -         (.59)
Class 529-E:
 Period from 3/15/2002 to 9/30/2002            11.57         .57          (1.96)       (1.39)       (.56)            -         (.56)
Class 529-F:
 Period from 9/16/2002 to 9/30/2002             9.88         .08           (.30)        (.22)       (.04)            -         (.04)
Class R-1:
 Period from 7/11/2002 to 9/30/2002            10.00         .23           (.40)        (.17)       (.21)            -         (.21)
Class R-2:
 Period from 6/18/2002 to 9/30/2002            10.76         .31          (1.18)        (.87)       (.27)            -         (.27)
Class R-3:
 Period from 6/21/2002 to 9/30/2002            10.60         .31          (1.01)        (.70)       (.28)            -         (.28)
Class R-4:
 Period from 7/19/2002 to 9/30/2002             9.97         .22           (.38)        (.16)       (.19)            -         (.19)
Class R-5:
 Period from 5/15/2002 to 9/30/2002            11.30         .42          (1.70)       (1.28)       (.40)            -         (.40)



                                                                                    Ratio of       Ratio of
                                              Net asset            Net assets,      expenses     net income
                                             value, end    Total end of period    to average     to average
                                              of period return(3) (in millions)   net assets     net assets

CLASS A:
 Year ended 9/30/2002                            $9.62    (5.88)%      $3,327       .88%         9.99%
 Year ended 9/30/2001                            11.27    (3.44)        2,936        .83          9.75
 Year ended 9/30/2000                            12.93     5.29         2,788        .82          8.87
 Year ended 9/30/1999                            13.52     8.11         2,777        .82          9.21
 Year ended 9/30/1998                            13.75    (2.43)        2,360        .81          8.76
CLASS B:
 Year ended 9/30/2002                             9.62    (6.57)          294       1.59          9.28
 Year ended 9/30/2001                            11.27    (4.17)          123       1.57          8.75
 Period from 3/15/2000 to 9/30/2000              12.93     (.05)           27       1.52 (5)      8.18  (5)
CLASS C:
 Year ended 9/30/2002                             9.62    (6.65)          262       1.67          9.21
 Period from 3/15/2001 to 9/30/2001              11.27    (5.11)           44       1.70 (5)      8.54  (5)
CLASS F:
 Year ended 9/30/2002                             9.62    (5.95)          156        .93          9.95
 Period from 3/15/2001 to 9/30/2001              11.27    (4.86)           32        .93 (5)      9.32  (5)
CLASS 529-A:
 Period from 2/19/2002 to 9/30/2002               9.62   (10.11)            7       1.07 (5)     10.40  (5)
CLASS 529-B:
 Period from 2/25/2002 to 9/30/2002               9.62    (9.54)            2       1.82 (5)      9.67  (5)
CLASS 529-C:
 Period from 2/19/2002 to 9/30/2002               9.62   (10.52)            4       1.80 (5)      9.65  (5)
CLASS 529-E:
 Period from 3/15/2002 to 9/30/2002               9.62   (12.29)         - (4)      1.27 (5)     10.45  (5)
CLASS 529-F:
 Period from 9/16/2002 to 9/30/2002               9.62    (2.23)         - (4)       .05           .77
CLASS R-1:
 Period from 7/11/2002 to 9/30/2002               9.62    (1.70)         - (4)       .38 (6)      2.32
CLASS R-2:
 Period from 6/18/2002 to 9/30/2002               9.62    (8.05)         - (4)       .48 (6)      3.17
CLASS R-3:
 Period from 6/21/2002 to 9/30/2002               9.62    (6.63)            1        .36 (6)      3.21
CLASS R-4:
 Period from 7/19/2002 to 9/30/2002               9.62    (1.58)         - (4)       .14 (6)      2.25
CLASS R-5:
 Period from 5/15/2002 to 9/30/2002               9.62   (11.41)           42        .23          4.25


Year ended September 30
                                                     2002           2001         2000     1999        1998

Portfolio turnover rate for all classes of shares     34%            44%          46%      30%         55%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are
    based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.
Had CRMC not paid such fees, expense ratios would have been 2.07%, .85%,
..51% and 9.55% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.


Independent auditors' report

To the Board of Trustees and Shareholders of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 4, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1.7% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, .92% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F, CLASS 529 AND CLASS R

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002:

                                                                                      1 year          Life of class

CLASS B SHARES
     Reflecting applicable contingent deferred
         sales charge (CDSC), maximum of 5%, payable
         only if shares are sold within six years of purchase                        -10.83%            -5.47%1
     Not reflecting CDSC                                                              -6.57%            -4.27%1

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only if
         shares are sold within one year of purchase                                  -7.50%            -7.55%2
     Not reflecting CDSC                                                              -6.65%            -7.55%2

CLASS F SHARES
     Not reflecting annual asset-based fee
         charged by sponsoring firm                                                   -5.95%            -6.94%2


CLASS 529 AND CLASS R SHARES
     Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             Year first
                                               elected
                                              a Trustee
Name and age                                of the fund1      Principal occupation(s) during past five years

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 68                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.; former
                                                              Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Diane C. Creel, 54                              1994          President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989          Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994          President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 68                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Trustee serves     Other directorships3 held by Trustee

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 68

H. Frederick Christie, 69                        19           Docummon Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 54                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16           None

Leonard R. Fuller, 56                            14           None

Richard G. Newman, 68                            13           Southwest Water Company

Frank M. Sanchez, 59                             12           None


"INTERESTED" TRUSTEES4

                                             Year first
                                              elected a
                                             Trustee or       Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or
position with fund                          of the fund1      the principal underwriter of the fund

Paul G. Haaga, Jr., 53                          1987          Executive Vice President and Director, Capital
Chairman of the Board                                         Research and Management Company; Director, American Funds
                                                              Distributors, Inc.5

Abner D. Goldstine, 72                          1987          Senior Vice President and Director, Capital Research
Vice Chairman of the Board                                    and Management Company

David C. Barclay, 46                            1995          Senior Vice President and Director, Capital Research
President                                                     and Management Company

                                              Number of
                                            boards within
                                          the fund complex2
Name, age and                                 on which
position with fund                         Trustee serves     Other directorships3 held by Trustee

Paul G. Haaga, Jr., 53                           17           None
Chairman of the Board

Abner D. Goldstine, 72                           12           None
Vice Chairman of the Board

David C. Barclay, 46                              1           None
President


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Susan M. Tolson, 40                             1997          Senior Vice President, Capital Research Company5
Senior Vice President

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

Jennifer L. Hinman, 44                          2001          Vice President, Capital Research Company5
Vice President

Julie F. Williams, 54                           1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AHIT-011-1102

Litho in USA RCG/INS/5973

Printed on recycled paper